SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

BioMedical Technology Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Colorado	____000-52652___	26-3161860
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

9800 Mt Pyramid Court # 250

            Englewood, CO  80112
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (303) 653-0100

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
OF DIRECTOR; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Chief Financial Officer

Effective November 18, 2010, the Company’s Board of Directors elected Mr. James R. Feehan to serve as Chief Financial Officer of the Company.

The following sets forth information with respect to Mr. Feehan required under Items 401 and 404 of Regulation S-K under  the Exchange Act:

James R. Feehan,  age 51, will serve as CFO and Director commencing November 2010.   Mr. Feehan began his career within the audit group at Coopers & Lybrand, an International CPA firm, in 1981.  During his eight-year tenure, Mr. Feehan worked with both publicly and privately held entities in the areas of taxation and attestation.   He has provided financial consultation for numerous entities.  In 1990, Mr. Feehan served as a Controller for the real estate management company, The Principle Corporation, which specialized in receivership properties.  From 1990 to 1995, Mr. Feehan was a Senior Tax Manager for a Denver CPA firm that specialized in accounting and consulting for small market and medium market sized companies, providing them with consultation regarding entity formation and operations.  From 1995 to 1999, Mr. Feehan was a Senior Vice President of Finance, Controller and Director of Tax for NationsWay Transport Service, Inc., a $500 million privately held company. Since 1999, Mr. Feehan has been self-employed providing CFO services to various disciplines and entities.   Mr. Feehan has a BS in Business Administration from the University of Nebraska at Kearney and a Master of Taxation from the University of Denver.

Termination of Chief Operating Officer

Effective October 4, 2010, The Company’s Board of Directors terminated Mr. David Kempf as Chief Operating Officer of the Company.  The action of the Board was a formal recognition that Mr. Kempf had previously voluntarily ceased providing services to the Company.

Election of Directors

       Also effective November 18, 2010, the Company’s Board of Directors approved the election of  James R. Feehan to serve as a member of the board of directors.

Appointment of Standing Committee Members

       Also effective November 18, 2010, the Company’s Board of Directors appointed board members Manny Losada and James Feehan to serve as the members of the Audit Committee, the Compensation Committee and the Nominating Committee of the board.

The members of the standing committees of the Board of Directors shall not receive any additional compensation for their services on those committees.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMEDICAL TECHNOLOGY SOLUTIONS HOLDINGS, INC.
Date: November 29, 2010	By: ___/s/ Donald G. Cox________ Donald G. Cox, President

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